Spirit of America LARGE CAP VALUE FUND

Summary Prospectus | May 1, 2020	Class A Shares Ticker: SOAVX Class C Shares Ticker: SACVX Institutional Shares Ticker: SOIVX

Before you invest, you may want to review the Spirit of America Large Cap Value Fund’s (the “Value Fund” or the “Fund”) prospectus, which contains more information about the Value Fund and its risks. You can find the Value Fund’s prospectus and other information about the Value Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390-5565 or by sending an e-mail request to info@soafunds.com. The Value Fund’s prospectus and Statement of Additional Information, both dated May 1, 2020, and most recent report to shareholders, dated December 31, 2019, are all incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Value Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, David Lerner Associates Inc. or from the Value Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Value Fund electronically by contacting your investment counselor at David Lerner Associates Inc. or, if you hold your shares directly through the Value Fund, by calling Shareholder Services at (800) 452-4892.

You may elect to receive all future reports in paper free of charge. You can inform the Value Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this document or by contacting your investment counselor at David Lerner Associates Inc. If you hold your shares directly through the Value Fund, you may call Shareholder Services at (800) 452-4892. Your election to receive reports in paper will apply to all funds held within the fund family.

Investment Objective:

The Value Fund seeks to provide capital appreciation with a secondary objective of current income.

Fees and Expenses of the Value Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund. The sales charge you pay for Class A Shares of the Value Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the Funds comprising Spirit of America Investment Funds, Inc., which include the Spirit of America Real Estate Growth and Income Fund, the Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund, the Spirit of America Income & Opportunity Fund and the Spirit of America Energy Fund, collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Spirit of America Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least $25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Value Fund’s prospectus and in the section titled “How to Purchase Shares” of the Value Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.97%	0.97%	0.97%
Distribution (12b-1) Fees	0.30%	1.00%	0.00%
Other Expenses	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.52%	2.22%	1.22%

(1)

A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Example:

This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Value Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Value Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$672	$980	$1,310	$2,242
Class C Shares—no redemption	$225	$694	$1,190	$2,554
Class C Shares—with redemption	$325	$694	$1,190	$2,554
Institutional Shares	$124	$387	$670	$1,477

Portfolio Turnover:

The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Value Fund’s performance. During the most recent fiscal year ended December 31, 2019, the Value Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategy:

The Value Fund focuses on the large cap value segment of the U.S. equity market. The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. The Value Fund considers a company to be a large cap company if it has a market capitalization of $5 billion or greater at the time of purchase. Using the “value” approach, Spirit of America Management Corp. (the “Adviser”) buys for the Value Fund those securities considered to be conservatively valued relative to the securities of comparable companies. To earn current income, the Value Fund will invest in the equity securities of companies that have a proven history of paying consistent dividends. The Value Fund may also invest in master limited partnerships (“MLPs”).

The Value Fund emphasizes stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential. These stocks generally have growth prospects that are viewed as sub-par by the market. Reflecting these market expectations, the prices of value stocks typically are below-average relative to such factors as revenue, earnings, book value and dividends.

Principal Investment Risks of Investing in the Value Fund:

An investment in the Value Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Value Fund’s share price will fluctuate within a wide range. There is no assurance that the Value Fund will achieve its investment objective. The Value Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Value Fund and different risks may be more significant at different times depending upon market conditions or other factors.

●

Market Risk — The market value of the Value Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Value Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors. The securities purchased by the Value Fund may not appreciate in value as the Adviser anticipates.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-

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19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Value Fund and the securities in which the Value Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objectives, Principal Investment Strategies and Related Risks of the Funds” in the Value Fund’s prospectus.

●

Volatility Risk — The performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, political events, etc.) that cause major price changes in individual securities or market sectors.

●	Risk of Loss — The potential loss of your investment in the Value Fund if the Fund depreciates in value.

●	Dividend Payment Risk — The risk that a portfolio holding is unable to maintain dividend payments at historical levels.

●

Large Capitalization Company Risk — The Value Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies also may be unable to attain the high growth rates reached by successful, smaller companies, especially during extended periods of economic expansion.

●

MLP Risk — Investing in MLPs involves risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.

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Portfolio Management Risk — The Value Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The stocks purchased by the Adviser, while believed to be undervalued, may not appreciate in value as anticipated.

●

Value Investing Risk — The value approach to investing involves the risk that the stocks selected by the Adviser may remain undervalued. Value stocks as a group may be out of favor and under-perform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. In addition, the Value Fund may need to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

Suitability:

An investment in the Value Fund may be suitable for long-term investors who seek appreciation of capital. Investors should be willing to accept the potential volatility of such investments.

Performance Information:

The bar chart and performance table below illustrate the risks of investing in the Value Fund by showing changes in the Value Fund’s performance from year to year and by showing how the Value Fund’s average annual total returns compare with those of a broad measure of market performance. The Value Fund’s past performance (before and after taxes) does not necessarily indicate how the Value Fund will perform in the future.

The bar chart shows the changes in annual total returns for each of the last ten calendar years for the Value Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Performance information for Institutional Shares will be included when that share class has been operational for a full calendar year. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

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The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the classes do not have the same expenses and inception dates.

Value Fund’s Annual Returns (%)
Class A Shares

Best Quarter	12.47% in the quarter ended March 31, 2019
Worst Quarter	(14.55)% in the quarter ended September 30, 2011

The performance table shows how the Value Fund’s average annual returns compare with those of its benchmark, the S&P 500 Index.

Performance Table

(Average annual total returns for the periods ended December 31, 2019)

	1 Year	5 Years	10 Years	Since Inception(1)
Spirit of America Large Cap Value Fund—Class A
Return Before Taxes	22.72%	7.46%	9.69%	7.26%
Return After Taxes on Distributions(2)(3)	21.52%	6.43%	9.11%	6.79%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	14.24%	5.67%	7.88%	6.02%
Spirit of America Large Cap Value Fund—Class C
Return Before Taxes	27.59%	N/A	N/A	12.04%
Spirit of America Large Cap Value Fund—Institutional
Return Before Taxes	N/A	N/A	N/A	N/A
S&P 500 Index(4)	31.49%	11.70%	13.56%	9.94%

(1)

Class A Shares of the Value Fund commenced operations on August 1, 2002. Class C Shares of the Value Fund commenced operations on March 15, 2016. Institutional Shares of the Value Fund are a newly formed class and performance information will be included when that share class has been operational for a full calendar year.

(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares and Institutional Shares to the extent that the classes do not have the same expenses and inception dates.

(3)

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(4)

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the S&P 500 Index is reflective of the inception date of Class A Shares of the Value Fund. A direct investment in an index is not possible.

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Investment Adviser:

Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Manager:

Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Value Fund. Mr. Revello has served as the Portfolio Manager of the Value Fund since January 10, 2018. Mr. Revello has been associated with the Adviser since May 18, 2009.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Value Fund.

Purchasing, Selling and Exchanging Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may redeem your shares of the Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:

The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase shares of the Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Value Fund and its related companies may pay the intermediary for the sale of the Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SOAVX-SP20

Large Cap Value Fund | www.soafunds.com